Exhibit 99.1

NEWS RELEASE
For more information: Investors: Joe Selner, Chief Financial Officer, 920-491-7120 Media: Cindy Moon-Mogush, Corporate Communications, 920-431-8034

Associated earns 59 cents per share in second quarter 2007

•	Net income of $75.8 million

•	Solid growth in core fee-based income

•	Net charge offs at 14 bp of average loans

•	First National Bank of Hudson successfully integrated

•	Accelerated stock buyback of 2 million shares executed in June
GREEN BAY, Wis. — July 19, 2007 — Associated Banc-Corp (NASDAQ: ASBC) earned $75.8 million, or $.59 per share, in the second quarter of 2007. Comparatively, net income was $73.4 million ($.57 per share) for the first quarter of 2007 and $83.5 million ($.63 per share) for the second quarter of 2006.
Return on average assets (ROA) was 1.48 percent, 1.46 percent and 1.58 percent for the second quarter of 2007, the first quarter of 2007 and the second quarter of 2006, respectively. The return on average equity (ROE) for the same quarters was 13.49 percent, 13.35 percent and 14.86 percent, respectively. Return on average tangible equity (which is a non-GAAP measure that excludes average goodwill and other intangible assets from average equity) was 23.14 percent in the second quarter of 2007, versus 22.63 percent in the first quarter of 2007 and 25.18 percent in the second quarter of 2006.
Net income was $149.2 million, or $1.16 per share, for the six months ending June 30, 2007, compared to net income of $165.3 million, or $1.23 per share, for the first half of 2006.
The first and second quarters of 2006 benefited from the resolution of certain multi-jurisdictional tax issues and changes in exposure of uncertain tax positions, resulting in the reduction of tax liabilities and income tax expense, and positively impacting earnings per share by approximately $.06 for the first quarter and $.03 for the second quarter.
Loans at June 30, 2007, were $15.2 billion, up $0.3 billion (or 8 percent annualized) over the first quarter of 2007, largely due to the acquisition of First National Bank of Hudson on June 1, 2007. Excluding the acquired loans, loan growth came from commercial and industrial (up $118 million or 12 percent annualized), home equity (up $52 million or 10 percent annualized) and real estate construction loans (up $28 million or 5 percent annualized). Declines occurred in commercial real estate (down $105 million), residential mortgages (down $72 million) and other consumer loans (down $16 million). On average, loans were $15.1 billion for the second quarter of 2007, up 3 percent annualized over the first quarter. The ratio of loans to deposits improved to 108 percent at June 30, 2007, compared to 113 percent at June 30, 2006.
Average deposits were $13.7 billion for the second quarter of 2007, up 4 percent annualized over the first quarter. Compared to a year ago, noninterest-bearing deposits excluding the acquisition were up $141 million, or 6 percent.
Net interest income for the second quarter of 2007 was $157.5 million and the net interest margin was 3.53 percent. Each experienced compression in comparison to the first quarter of 2007. “Despite the challenging environment, we remain focused on our strategies and are seeing momentum in commercial loan and demand deposit growth, combined with a continued increase in core fee income,” Associated Chairman and CEO Paul S. Beideman said.

Net charge offs to average loans were 14 basis points for the second quarter of 2007. The loan loss reserve ratio was 1.36 percent and the provision for loan losses approximated net charge off levels. At June 30, 2007, nonperforming loans represented 1.19 percent of total loans, with commercial nonperforming loans up 18 percent over March 31. “Nonperforming loans have increased largely as a result of the softer real estate markets and longer resolution periods. We believe net charge offs will stabilize at Associated’s historical levels of 18 to 22 basis points,” Beideman said.
Noninterest income for the second quarter of 2007 was up 11 percent over the first quarter and increased 18 percent over the second quarter of last year. On a year-to-date basis, core fee-based revenue was $123.9 million, up $9.0 million or 8 percent over the six-month period last year, with solid growth in deposit service charges (11 percent), trust service fees (15 percent), card-based and other fees (10 percent) and a 3 percent decline in insurance commissions.
Net mortgage banking income remained strong for the second quarter of 2007. The quarterly results were affected by a $3.8 million favorable valuation reserve recovery, while the first quarter of 2007 included a $7.8 million gain on a March 2007 bulk servicing sale and an unfavorable $1.2 million valuation reserve expense. On a year-to-date basis, excluding valuation reserve changes and bulk servicing gains, core net mortgage banking income was $8.3 million for the first half of 2007, compared to $6.6 million last year.
Noninterest expenses remain controlled, with an efficiency ratio of 53.23 percent and 52.73 percent for the three and six months ending June 30, 2007, respectively. Noninterest expense was up $4.5 million or 4 percent over the first quarter of 2007, with a $2.2 million increase in personnel costs and a $2.3 million increase in non-personnel costs, both impacted by the integration of First National Bank of Hudson.
During the second quarter of 2007, Associated repurchased 2 million shares of its common stock at a total purchase cost of $66 million. During the second quarter, the company paid a dividend of 31 cents per share, up 7 percent from the second-quarter dividend in 2006.
Associated will host a conference call for investors and analysts at 3 p.m. CDT today. The toll-free dial-in number for the live call is 800-936-9754. The number for international callers is 973-935-2048. Participants should ask the operator for the Associated Banc-Corp second quarter 2007 earnings call, or for call ID number 8962999. A replay of the call will be available starting at 6 p.m. CDT on July 19 through August 10, 2007, by calling 877-519-4471 (toll-free) domestically or 973-341-3080 internationally. The call ID number, 8962999, is required to access the replay.
Associated Banc-Corp, headquartered in Green Bay, Wis., is a diversified bank holding company with total assets of $21 billion. Associated has more than 300 banking offices serving over 180 communities in Wisconsin, Illinois, and Minnesota. The company offers a full range of traditional banking services and a variety of other financial products and services. More information about Associated Banc-Corp is available at www.associatedbank.com.
Statements made in this document that are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. These statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “estimate,” “should,” “will,” “intend,” or similar expressions. Outcomes related to such statements are subject to numerous risk factors and uncertainties including those listed in the company’s Annual Report filed on Form 10-K.
Six pages of tables follow.

Consolidated Balance Sheets (Unaudited)
Associated Banc-Corp

	June 30,	December 31,	Jun07 vs Dec06	June 30,	Jun07 vs Jun06
(in thousands)	2007	2006	% Change	2006	% Change

Assets
Cash and due from banks	$432,887	$458,344	(5.6%)	$429,625	0.8%
Interest-bearing deposits in other financial institutions	10,828	10,505	3.1%	21,567	(49.8%)
Federal funds sold and securities purchased under agreements to resell	18,729	13,187	42.0%	14,344	30.6%
Investment securities available for sale, at fair value	3,373,700	3,436,621	(1.8%)	3,505,471	(3.8%)
Loans held for sale	75,135	370,758	(79.7%)	54,016	39.1%
Loans	15,154,232	14,881,526	1.8%	15,405,630	(1.6%)
Allowance for loan losses	(206,493)	(203,481)	1.5%	(203,411)	1.5%

Loans, net	14,947,739	14,678,045	1.8%	15,202,219	(1.7%)
Premises and equipment, net	198,453	196,007	1.2%	198,279	0.1%
Goodwill	929,168	871,629	6.6%	875,727	6.1%
Other intangible assets, net	100,599	109,234	(7.9%)	116,175	(13.4%)
Other assets	761,902	717,054	6.3%	710,931	7.2%

Total assets	$20,849,140	$20,861,384	(0.1%)	$21,128,354	(1.3%)

Liabilities and Stockholders’ Equity
Noninterest-bearing deposits	$2,466,130	$2,756,222	(10.5%)	$2,276,463	8.3%
Interest-bearing deposits, excluding Brokered CDs	10,859,588	10,922,274	(0.6%)	10,851,591	0.1%
Brokered CDs	751,900	637,575	17.9%	518,354	45.1%

Total deposits	14,077,618	14,316,071	(1.7%)	13,646,408	3.2%
Short-term borrowings	2,416,371	2,042,685	18.3%	2,561,092	(5.7%)
Long-term funding	1,932,194	2,071,142	(6.7%)	2,472,869	(21.9%)
Accrued expenses and other liabilities	194,046	185,993	4.3%	173,125	12.1%

Total liabilities	18,620,229	18,615,891	0.0%	18,853,494	(1.2%)
Stockholders’ Equity
Preferred stock	—	—		—
Common stock	1,278	1,304	(2.0%)	1,324	(3.5%)
Surplus	1,038,517	1,120,934	(7.4%)	1,183,047	(12.2%)
Retained earnings	1,250,989	1,189,658	5.2%	1,119,036	11.8%
Accumulated other comprehensive loss	(38,714)	(16,453)	135.3%	(28,047)	38.0%
Treasury stock, at cost	(23,159)	(49,950)	(53.6%)	(500)	NM

Total stockholders’ equity	2,228,911	2,245,493	(0.7%)	2,274,860	(2.0%)

Total liabilities and stockholders’ equity	$20,849,140	$20,861,384	(0.1%)	$21,128,354	(1.3%)

N/M = Not Meaningful.

Consolidated Statements of Income (Unaudited)
Associated Banc-Corp

	For The Three Months Ended			For The Six Months Ended
	June 30,		2Q07 vs 2Q06	June 30,		First half 07 vs 06
(in thousands, except per share amounts)	2007	2006	% Change	2007	2006	% Change

Interest Income
Interest and fees on loans	$276,981	$278,573	(0.6%)	$550,942	$539,588	2.1%
Interest and dividends on investment securities and deposits in other financial institutions
Taxable	30,583	32,649	(6.3%)	61,109	71,765	(14.8%)
Tax-exempt	9,785	9,786	(0.0%)	19,579	19,949	(1.9%)
Interest on federal funds sold and securities purchased under agreements to resell	324	289	12.1%	507	538	(5.8%)

Total interest income	317,673	321,297	(1.1%)	632,137	631,840	0.0%
Interest Expense
Interest on deposits	101,780	88,076	15.6%	200,079	165,954	20.6%
Interest on short-term borrowings	35,423	34,126	3.8%	70,606	67,370	4.8%
Interest on long-term funding	22,995	30,696	(25.1%)	44,931	63,248	(29.0%)

Total interest expense	160,198	152,898	4.8%	315,616	296,572	6.4%

Net Interest Income	157,475	168,399	(6.5%)	316,521	335,268	(5.6%)
Provision for loan losses	5,193	3,686	40.9%	10,275	8,151	26.1%

Net interest income after provision for loan losses	152,282	164,713	(7.5%)	306,246	327,117	(6.4%)
Noninterest Income
Trust service fees	10,711	9,307	15.1%	21,020	18,204	15.5%
Service charges on deposit accounts	25,545	22,982	11.2%	48,567	43,941	10.5%
Mortgage banking, net	9,696	5,829	66.3%	19,246	10,233	88.1%
Card-based and other nondeposit fees	11,711	11,047	6.0%	23,034	20,933	10.0%
Retail commissions	15,773	16,365	(3.6%)	31,252	31,843	(1.9%)
Bank owned life insurance income	4,365	3,592	21.5%	8,529	6,663	28.0%
Asset sale gains, net	442	354	N/M	2,325	124	N/M
Investment securities gains, net	6,075	1,538	N/M	7,110	3,994	N/M
Other	7,170	6,194	15.8%	13,105	12,046	8.8%

Total noninterest income	91,488	77,208	18.5%	174,188	147,981	17.7%
Noninterest Expense
Personnel expense	76,277	74,492	2.4%	150,324	143,795	4.5%
Occupancy	11,321	10,654	6.3%	22,908	22,412	2.2%
Equipment	4,254	4,223	0.7%	8,648	8,811	(1.8%)
Data processing	7,832	7,711	1.6%	15,510	15,751	(1.5%)
Business development and advertising	5,068	4,101	23.6%	9,473	8,350	13.4%
Other intangible amortization	1,718	2,281	(24.7%)	3,379	4,624	(26.9%)
Other	26,174	21,198	23.5%	50,538	44,388	13.9%

Total noninterest expense	132,644	124,660	6.4%	260,780	248,131	5.1%

Income before income taxes	111,126	117,261	(5.2%)	219,654	226,967	(3.2%)
Income tax expense	35,301	33,712	4.7%	70,434	61,711	14.1%

Net Income	$75,825	$83,549	(9.2%)	$149,220	$165,256	(9.7%)

Earnings Per Share:
Basic	$0.59	$0.63	(6.3%)	$1.17	$1.24	(5.6%)
Diluted	$0.59	$0.63	(6.3%)	$1.16	$1.23	(5.7%)
Average Shares Outstanding:
Basic	127,606	132,259	(3.5%)	127,796	133,678	(4.4%)
Diluted	128,750	133,441	(3.5%)	129,034	134,903	(4.4%)

N/M — Not meaningful.

Consolidated Statements of Income (Unaudited) — Quarterly Trend
Associated Banc-Corp

(in thousands, except per share amounts)	2Q07	1Q07	4Q06	3Q06	2Q06

Interest Income
Interest and fees on loans	$276,981	$273,961	$282,918	$284,397	$278,573
Interest and dividends on investment securities and deposits in other financial institutions
Taxable	30,583	30,526	29,962	30,225	32,649
Tax-exempt	9,785	9,794	9,794	9,691	9,786
Interest on federal funds sold and securities purchased under agreements to resell	324	183	292	260	289

Total interest income	317,673	314,464	322,966	324,573	321,297
Interest Expense
Interest on deposits	101,780	98,299	98,757	99,242	88,076
Interest on short-term borrowings	35,423	35,183	31,971	30,450	34,126
Interest on long-term funding	22,995	21,936	26,174	26,664	30,696

Total interest expense	160,198	155,418	156,902	156,356	152,898

Net Interest Income	157,475	159,046	166,064	168,217	168,399
Provision for loan losses	5,193	5,082	7,068	3,837	3,686

Net interest income after provision for loan losses	152,282	153,964	158,996	164,380	164,713
Noninterest Income
Trust service fees	10,711	10,309	9,941	9,339	9,307
Service charges on deposit accounts	25,545	23,022	24,214	23,438	22,982
Mortgage banking, net	9,696	9,550	1,735	2,833	5,829
Card-based and other nondeposit fees	11,711	11,323	11,267	10,461	11,047
Retail commissions	15,773	15,479	15,053	14,360	16,365
Bank owned life insurance income	4,365	4,164	5,102	4,390	3,592
Asset sale gains (losses), net	442	1,883	91	89	354
Investment securities gains (losses), net	6,075	1,035	(436)	1,164	1,538
Other	7,170	5,935	7,568	6,911	6,194

Total noninterest income	91,488	82,700	74,535	72,985	77,208
Noninterest Expense
Personnel expense	76,277	74,047	68,315	71,321	74,492
Occupancy	11,321	11,587	10,971	10,442	10,654
Equipment	4,254	4,394	4,300	4,355	4,223
Data processing	7,832	7,678	8,033	7,668	7,711
Business development and advertising	5,068	4,405	4,365	4,142	4,101
Other intangible amortization	1,718	1,661	1,999	2,280	2,281
Other	26,174	24,364	26,415	23,478	21,198

Total noninterest expense	132,644	128,136	124,398	123,686	124,660

Income before income taxes	111,126	108,528	109,133	113,679	117,261
Income tax expense	35,301	35,133	34,632	36,791	33,712

Net Income	$75,825	$73,395	$74,501	$76,888	$83,549

Earnings Per Share:
Basic	$0.59	$0.57	$0.58	$0.58	$0.63
Diluted	$0.59	$0.57	$0.57	$0.58	$0.63
Average Shares Outstanding:
Basic	127,606	127,988	129,202	131,520	132,259
Diluted	128,750	129,299	130,366	132,591	133,441

Selected Quarterly Information
Associated Banc-Corp

(in thousands, except per share & full time equivalent employee data)	YTD 2007	YTD 2006	2nd Qtr 2007	1st Qtr 2007	4th Qtr 2006	3rd Qtr 2006	2nd Qtr 2006

Summary of Operations
Net interest income	316,521	335,268	157,475	159,046	166,064	168,217	168,399
Provision for loan losses	10,275	8,151	5,193	5,082	7,068	3,837	3,686
Asset sale gains, net	2,325	124	442	1,883	91	89	354
Investment securities gains (losses), net	7,110	3,994	6,075	1,035	(436)	1,164	1,538
Noninterest income (excluding securities & asset gains)	164,753	143,863	84,971	79,782	74,880	71,732	75,316
Noninterest expense	260,780	248,131	132,644	128,136	124,398	123,686	124,660
Income before income taxes	219,654	226,967	111,126	108,528	109,133	113,679	117,261
Income taxes	70,434	61,711	35,301	35,133	34,632	36,791	33,712
Net income	149,220	165,256	75,825	73,395	74,501	76,888	83,549
Taxable equivalent adjustment	13,284	13,170	6,724	6,560	6,568	6,495	6,503

Per Common Share Data (1)
Net income:
Basic	$1.17	$1.24	$0.59	$0.57	$0.58	$0.58	$0.63
Diluted	1.16	1.23	0.59	0.57	0.57	0.58	0.63
Dividends	0.60	0.56	0.31	0.29	0.29	0.29	0.29
Market Value:
High	$35.43	$34.83	$33.49	$35.43	$35.13	$32.58	$34.45
Low	32.14	30.69	32.14	33.16	32.13	30.27	30.69
Close	32.70	31.53	32.70	33.60	34.88	32.50	31.53
Book value	17.56	17.20	17.56	17.54	17.44	17.44	17.20

Performance Ratios (annualized)
Earning assets yield	7.01%	6.56%	6.99%	7.03%	6.95%	6.89%	6.74%
Interest-bearing liabilities rate	4.04	3.51	4.06	4.02	3.93	3.84	3.65
Net interest margin	3.57	3.53	3.53	3.62	3.64	3.63	3.59
Return on average assets	1.47	1.55	1.48	1.46	1.43	1.46	1.58
Return on average equity	13.42	14.51	13.49	13.35	13.19	13.36	14.86
Return on tangible average equity (2)	22.89	24.31	23.14	22.63	22.31	22.32	25.18
Efficiency ratio (3)	52.73	50.40	53.23	52.22	50.26	50.19	49.82
Effective tax rate	32.07	27.19	31.77	32.37	31.73	32.36	28.75
Dividend payout ratio (4)	51.28	45.16	52.54	50.88	50.00	50.00	46.03

Average Balances
Assets	$20,466,452	$21,567,709	$20,558,803	$20,373,075	$20,635,203	$20,891,001	$21,266,792
Earning assets	18,519,978	19,624,955	18,605,024	18,433,986	18,713,784	18,968,584	19,342,628
Interest-bearing liabilities	15,755,186	16,959,965	15,834,843	15,674,645	15,765,774	16,070,975	16,717,761
Loans	15,020,844	15,422,315	15,082,850	14,958,148	15,233,207	15,404,223	15,515,789
Deposits	13,630,815	13,427,789	13,702,872	13,557,958	13,748,444	13,884,404	13,534,725
Wholesale funding	4,472,630	5,739,755	4,482,437	4,462,713	4,547,042	4,636,853	5,391,108
Stockholders’ equity	2,241,460	2,297,002	2,253,872	2,228,909	2,240,143	2,283,933	2,254,933
Stockholders’ equity / assets	10.95%	10.65%	10.96%	10.94%	10.86%	10.93%	10.60%

At Period End
Assets			$20,849,140	$20,507,413	$20,861,384	$20,926,523	$21,128,354
Loans			15,154,232	14,856,003	14,881,526	15,284,608	15,405,630
Allowance for loan losses			206,493	203,495	203,481	203,442	203,411
Goodwill			929,168	871,629	871,629	871,629	875,727
Mortgage servicing rights, net			55,829	48,342	66,620	67,931	69,282
Other intangible assets, net			44,770	40,953	42,614	44,613	46,893
Deposits			14,077,618	13,980,967	14,316,071	14,208,545	13,646,408
Wholesale funding			4,348,565	4,075,919	4,113,827	4,277,636	5,033,961
Stockholders’ equity			2,228,911	2,236,134	2,245,493	2,270,380	2,274,860
Stockholders’ equity / assets			10.69%	10.90%	10.76%	10.85%	10.77%
Tangible equity / tangible assets (5)			6.31%	6.75%	6.67%	6.77%	6.69%
Shares outstanding, end of period			126,910	127,497	128,747	130,216	132,283
Shares repurchased during period, including settlements			2,000	1,909	1,957	2,000	31
Average per share cost of shares repurchased during period			$32.81	$35.74	$33.11	$31.43	$—
Year-to-date shares repurchased during period, including settlements			3,909	1,909	8,018	6,061	4,061
YTD average per share cost of shares repurchased during period			$34.24	$35.74	$32.83	$32.74	$33.38

Selected trend information
Average full time equivalent employees			5,069	5,089	5,084	5,117	5,112
Trust assets under management, at market value			$6,100,000	$5,900,000	$5,800,000	$5,500,000	$5,200,000
Mortgage loans originated for sale			455,928	338,802	374,427	388,914	359,361
Portfolio serviced for others			6,571,000	6,087,000	8,330,000	8,226,000	8,134,000
Mortgage servicing rights, net / Portfolio serviced for others			0.85%	0.79%	0.80%	0.83%	0.85%

(1)	Per share data adjusted retroactively for stock splits & stock dividends.

(2)	Return on tangible average equity = Net income divided by average equity excluding average goodwill & other intangible assets. This is a non-GAAP financial measure.

(3)	Efficiency ratio = Noninterest expense divided by sum of taxable equivalent net interest income plus noninterest income, excluding investment securities gains, net, & asset sales gains, net.

(4)	Ratio is based upon basic earnings per share.

(5)	Tangible equity to tangible assets = Stockholders’ equity excluding goodwill & other intangible assets divided by assets excluding goodwill & other intangible assets. This is a non-GAAP financial measure.

Financial Summary and Comparison
Associated Banc-Corp

	Three months ended			Six months ended
	June 30,			June 30,
(in thousands)	2007	2006	% Change	2007	2006	% Change

Allowance for Loan Losses
Beginning balance	$203,495	$203,408	0.0%	$203,481	$203,404	0.0%
Balance related to acquisition	2,991	—	N/M	2,991	—	N/M
Provision for loan losses	5,193	3,686	40.9%	10,275	8,151	26.1%
Charge offs	(7,258)	(7,423)	(2.2%)	(14,127)	(13,485)	4.8%
Recoveries	2,072	3,740	(44.6%)	3,873	5,341	(27.5%)

Net charge offs	(5,186)	(3,683)	40.8%	(10,254)	(8,144)	25.9%

Ending Balance	$206,493	$203,411	1.5%	$206,493	$203,411	1.5%

Credit Quality

			Jun07 vs Mar07				Jun07 vs Jun06
	Jun 30, 2007	Mar 31, 2007	% Change	Dec 31, 2006	Sept 30, 2006	June 30, 2006	% Change

Nonaccrual loans	$171,303	$146,864	16.6%	$136,734	$123,743	$95,426	79.5%
Loans 90 or more days past due and still accruing	8,446	6,131	37.8%	5,725	4,826	7,591	11.3%
Restructured loans	—	25	(100.0%)	26	28	29	(100.0%)

Total nonperforming loans	179,749	153,020	17.5%	142,485	128,597	103,046	74.4%
Other real estate owned	19,237	16,439	17.0%	14,417	13,866	14,947	28.7%

Total nonperforming assets	198,986	169,459	17.4%	156,902	142,463	117,993	68.6%

Provision for loan losses	5,193	5,082	2.2%	7,068	3,837	3,686	40.9%
Net charge offs	5,186	5,068	2.3%	7,029	3,806	3,683	40.8%

Allowance for loan losses / loans	1.36%	1.37%		1.37%	1.33%	1.32%
Allowance for loan losses / nonperforming loans	114.88	132.99		142.81	158.20	197.40
Nonperforming loans / total loans	1.19	1.03		0.96	0.84	0.67
Nonperforming assets / total assets	0.95	0.83		0.75	0.68	0.56
Net charge offs / average loans (annualized)	0.14	0.14		0.18	0.10	0.10
Year-to-date net charge offs / average loans	0.14	0.14		0.12	0.10	0.11
Period End Loan Composition

			Jun07 vs Mar07				Jun07 vs Jun06
	Jun 30, 2007	Mar 31, 2007	% Change	Dec 31, 2006	Sept 30, 2006	June 30, 2006	% Change

Commercial, financial & agricultural	$3,958,911	$3,788,800	4.5%	$3,677,573	$3,549,216	$3,505,819	12.9%
Real estate — construction	2,137,276	2,084,883	2.5%	2,047,124	2,186,810	2,122,136	0.7%
Commercial real estate	3,703,464	3,723,289	(0.5%)	3,789,480	3,755,037	3,872,819	(4.4%)
Lease financing	88,967	89,524	(0.6%)	81,814	79,234	74,919	18.8%

Commercial	9,888,618	9,686,496	2.1%	9,595,991	9,570,297	9,575,693	3.3%
Home equity (a)	2,144,357	2,042,284	5.0%	2,164,758	2,166,312	2,151,858	(0.3%)
Installment	865,474	869,719	(0.5%)	915,747	940,139	945,123	(8.4%)

Retail	3,009,831	2,912,003	3.4%	3,080,505	3,106,451	3,096,981	(2.8%)
Residential mortgage	2,255,783	2,257,504	(0.1%)	2,205,030	2,607,860	2,732,956	(17.5%)

Total loans	$15,154,232	$14,856,003	2.0%	$14,881,526	$15,284,608	$15,405,630	(1.6%)

(a)	Home equity includes home equity lines and residential mortgage junior liens.
Period End Deposit Composition

			Jun07 vs Mar07				Jun07 vs Jun06
	Jun 30, 2007	Mar 31, 2007	% Change	Dec 31, 2006	Sept 30, 2006	June 30, 2006	% Change

Demand	$2,466,130	$2,425,248	1.7%	$2,756,222	$2,534,686	$2,276,463	8.3%
Savings	966,673	903,738	7.0%	890,380	959,650	1,031,993	(6.3%)
Interest-bearing demand	1,900,227	1,805,658	5.2%	1,875,879	1,712,833	1,975,364	(3.8%)
Money market	3,564,539	3,880,744	(8.1%)	3,822,928	3,959,719	3,434,288	3.8%
Brokered CDs	751,900	650,084	15.7%	637,575	630,637	518,354	45.1%
Other time deposits	4,428,149	4,315,495	2.6%	4,333,087	4,411,020	4,409,946	0.4%

Total deposits	$14,077,618	$13,980,967	0.7%	$14,316,071	$14,208,545	$13,646,408	3.2%

Customer Repo Sweeps (b)	$900,964	$945,019	(4.7%)	$875,099	$895,766	$885,503	1.7%

(b) Included within short-term borrowings.

N/M — Not meaningful.

Net Interest Income Analysis — Taxable Equivalent Basis
Associated Banc-Corp

	Six months ended June 30, 2007			Six months ended June 30, 2006
	Average	Interest	Average	Average	Interest	Average
(in thousands)	Balance	Income / Expense	Yield / Rate	Balance	Income / Expense	Yield / Rate

Earning assets:
Loans: (1) (2) (3)
Commercial	$9,697,338	$360,976	7.51%	$9,515,862	$342,716	7.17%
Residential mortgage	2,345,020	71,331	6.10	2,844,536	81,658	5.75
Retail	2,978,486	120,172	8.10	3,061,917	116,414	7.63

Total loans	15,020,844	552,479	7.41	15,422,315	540,788	7.00
Investments and other	3,499,134	92,942	5.31	4,202,640	104,222	4.96

Total earning assets	18,519,978	645,421	7.01	19,624,955	645,010	6.56
Other assets, net	1,946,474			1,942,754

Total assets	$20,466,452			$21,567,709

Interest-bearing liabilities:
Savings deposits	$905,620	$1,911	0.43%	$1,059,838	$1,923	0.37%
Interest-bearing demand deposits	1,816,668	17,684	1.96	2,264,235	19,378	1.73
Money market deposits	3,771,053	71,265	3.81	2,988,491	49,648	3.35
Time deposits, excluding Brokered CDs	4,325,023	97,001	4.52	4,381,112	82,569	3.80

Total interest-bearing deposits, excluding Brokered CDs	10,818,364	187,861	3.50	10,693,676	153,518	2.89
Brokered CDs	464,192	12,218	5.31	526,534	12,436	4.76

Total interest-bearing deposits	11,282,556	200,079	3.58	11,220,210	165,954	2.98
Wholesale funding	4,472,630	115,537	5.20	5,739,755	130,618	4.53

Total interest-bearing liabilities	15,755,186	315,616	4.04	16,959,965	296,572	3.51
Noninterest-bearing demand deposits	2,348,259			2,207,579
Other liabilities	121,547			103,163
Stockholders’ equity	2,241,460			2,297,002

Total liabilities and stockholders’ equity	$20,466,452			$21,567,709

Net interest income and rate spread (1)		$329,805	2.97%		$348,438	3.05%

Net interest margin (1)			3.57%			3.53%
Taxable equivalent adjustment		$13,284			$13,170

	Three months ended June 30, 2007			Three months ended June 30, 2006
	Average	Interest	Average	Average	Interest	Average
	Balance	Income / Expense	Yield / Rate	Balance	Income / Expense	Yield / Rate

Earning assets:
Loans: (1) (2) (3)
Commercial	$9,811,861	$182,536	7.46%	$9,605,422	$178,429	7.35%
Residential mortgage	2,333,225	35,948	6.17	2,811,824	40,712	5.79
Retail	2,937,764	59,351	8.09	3,098,543	60,064	7.76

Total loans	15,082,850	277,835	7.38	15,515,789	279,205	7.15
Investments and other	3,522,174	46,562	5.29	3,826,839	48,595	5.08

Total earning assets	18,605,024	324,397	6.99	19,342,628	327,800	6.74
Other assets, net	1,953,779			1,924,164

Total assets	$20,558,803			$21,266,792

Interest-bearing liabilities:
Savings deposits	$928,207	$1,110	0.48%	$1,054,523	$980	0.37%
Interest-bearing demand deposits	1,833,762	9,097	1.99	2,145,715	8,986	1.68
Money market deposits	3,723,407	35,172	3.79	3,174,513	28,296	3.58
Time deposits, excluding Brokered CDs	4,339,520	49,407	4.57	4,411,156	43,121	3.92

Total interest-bearing deposits, excluding Brokered CDs	10,824,896	94,786	3.51	10,785,907	81,383	3.03
Brokered CDs	527,510	6,994	5.32	540,746	6,693	4.96

Total interest-bearing deposits	11,352,406	101,780	3.60	11,326,653	88,076	3.12
Wholesale funding	4,482,437	58,418	5.23	5,391,108	64,822	4.76

Total interest-bearing liabilities	15,834,843	160,198	4.06	16,717,761	152,898	3.65
Noninterest-bearing demand deposits	2,350,466			2,208,072
Other liabilities	119,622			86,026
Stockholders’ equity	2,253,872			2,254,933

Total liabilities and stockholders’ equity	$20,558,803			$21,266,792

Net interest income and rate spread (1)		$164,199	2.93%		$174,902	3.09%

Net interest margin (1)			3.53%			3.59%
Taxable equivalent adjustment		$6,724			$6,503

(1)	The yield on tax exempt loans and securities is computed on a taxable equivalent basis using a tax rate of 35% for all periods presented and is net of the effects of certain disallowed interest deductions.

(2)	Nonaccrual loans and loans held for sale have been included in the average balances.

(3)	Interest income includes net loan fees.